Exhibit 10.19

SIXTH AMENDMENT TO

NINTH AMENDED AND RESTATED

CREDIT AGREEMENT

This SIXTH AMENDMENT dated as of February 19, 2007 (this “Sixth Amendment”) to that certain NINTH AMENDED AND RESTATED CREDIT AGREEMENT, as amended (as so amended, the “Credit Agreement”), dated as of December 31, 2003, is among GULF ISLAND FABRICATION, INC., a Louisiana corporation (“Borrower”), GULF ISLAND, L.L.C., a Louisiana limited liability company, DOLPHIN SERVICES, L.L.C., a Louisiana limited liability company and successor by merger to Dolphin Services, Inc. , SOUTHPORT, L.L.C., a Louisiana limited liability company and successor by merger to Southport, Inc., GULF ISLAND MINDOC COMPANY, L.L.C. (formerly Vanguard Ocean Services, L.L.C.), a Louisiana limited liability company, G. M. FABRICATORS, L.P. (formerly NEW VISION L.P.), a Texas limited Partnership, GULF MARINE FABRICATORS GENERAL PARTNER, L.L.C., (formerly NEW VISION GENERAL PARTNER, L.L.C.), a Louisiana limited liability company, and GULF MARINE FABRICATORS LIMITED PARTNER, L.L.C. (formerly NEW VISION LIMITED PARTNER, L.L.C.), a Louisiana limited liability company, as Guarantors, WHITNEY NATIONAL BANK, a national banking association (“Whitney”) and JPMORGAN CHASE BANK, N.A. (successor by merger to BANK ONE, N.A., Chicago) in its individual capacity (“JPMorgan”) (Whitney and JPMorgan, each a “Lender” and collectively the “Lenders”) and JPMorgan, as Agent and LC Issuer.

WHEREAS, the Borrower has requested that the Lenders to extend the Facility Termination Date under the Credit Agreement; and

WHEREAS, the Lenders are agreeable thereto, on the terms and conditions set forth herein;

NOW, THEREFORE, the parties hereto do hereby amend the Credit Agreement, all on the terms and conditions hereof and do hereby agree as follows:

1. Unless otherwise defined herein, all defined terms used in this Fifth Amendment shall have the same meaning ascribed to such terms in the Credit Agreement.

2. The Credit Agreement is hereby amended by amending and restating the definition of “Facility Termination Date” to read in its entirety as follows:

“Facility Termination Date” means December 31, 2009 or any later date as may be specified as the Facility Termination Date in any amendment to this Agreement or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

3. Except to the extent its provisions are specifically amended, modified or superseded by this Sixth Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this Sixth Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the parties hereto.

4. Borrower and each Guarantor acknowledge and agree that this Sixth Amendment shall not be considered a novation or a new contract. Borrower and each Guarantor acknowledge that all existing rights, titles, powers, Liens, security interests and estates in favor of the Lenders constitute valid and existing obligations and Liens and security interests as against the Collateral in favor of the Agent for the benefit of the Lenders. Borrower and each Guarantor confirm and agree that (a) neither the execution of this Sixth Amendment nor the consummation of the transactions described herein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and each Guarantor under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in the Guaranty the due and punctual payment and performance of any and all amounts and obligations owed the Borrower under the Credit Agreement or the other Loan Documents.

5. Borrower and each Guarantor that has executed any mortgage, security agreement, pledge, or other security device as security for the obligations under the Credit Agreement hereby acknowledges and affirms that such security remains in effect for the Obligations. Further, Borrower and each Guarantor agree to execute such amendments, modifications, and additions as may be requested by Agent from time to time.

6. This Sixth Amendment may be executed in any number of counterparts and all of such counterparts taken together shaft be deemed to constitute one and the same instrument.

7. THIS SIXTH AMENDMENT AND THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF LOUISIANA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

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IN WITNESS WHEREOF, the Borrower, the Guarantors, the Lenders, the LC Issuer and the Agent have executed this Sixth Amendment as of the date first above written.

BORROWER:

GULF ISLAND FABRICATION, INC.

By:	/s/ Kerry J. Chauvin
Kerry J. Chauvin, President & CEO

GUARANTORS:

GULF ISLAND, L.L.C.

By:	/s/ William G. Blanchard
William G. Blanchard, President & CEO

DOLPHIN SERVICES, L.L.C.,
successor by merger to Dolphin Services, Inc.

By:	/s/ William J. Fromenthal
William J. Fromenthal, President & CEO

SOUTHPORT, L.L.C.

By:	/s/ William G. Blanchard
William G. Blanchard, President & CEO

GULF ISLAND MINDOC COMPANY, L.L.C.

By:	/s/ Kerry J. Chauvin
Kerry J. Chauvin, Manager

G. M. FABRICATORS, L.P.
(formerly NEW VISION, L.P.)

By:	Gulf Marine Fabricators General Partner, L.L.C.

By:	/s/ R.C. Anderson, II
Robert C. Anderson, II, President

GULF MARINE FABRICATORS GENERAL PARTNER, LLC

(Formerly NEW VISION GENERAL PARTNER, L.L.C.)

By:	/s/ R.C. Anderson, II
Robert C. Anderson, II, President

GULF MARINE FABRICATORS LIMITED PARTNER, LLC
(Formerly NEW VISION LIMITED PARTNER, L.L.C.)

By:	/s/ R.C. Anderson, II
Robert C. Anderson, II, President

LENDERS:

JPMORGAN CHASE BANK, N.A.,
Successor by merger to Bank One, NA, Chicago
Individually, as LC Issuer, and as Agent

By:	/s/ J. Charles Freel
J. Charles Freel, Senior Vice President

WHITNEY NATIONAL BANK

By:	/s/ Josh J. Jones
Josh J. Jones, Vice President

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